                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 4, 2001

                               CVEO Corporation
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                (Exact name of registrant specified in Charter)

         Delaware                     1-13430                  04-1419731
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)

One High Street, North Andover, MA                               01845
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(Address of principal executive offices)                        Zip Code

Registrant's telephone, including area code:                 978.983.3375
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          Former address:  One Fordham Road, North Reading, MA 01864
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        (Former name and former address, if changed since last report)

ITEM 5.   OTHER EVENTS

1. Pursuant to Bankruptcy Rule 2015, on September 4, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending July 31, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     .    Consolidated Balance Sheet as of July 31, 2001.
     . Consolidated Income Statement for the month of July 2001 and year to date.
     .    Schedule of Cash Receipts and Disbursements June 1, 2001 to July 31,
          2001.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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     99.1 Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on September 7, 2001.

                                        CVEO CORPORATION


                                        By: /s/ James E. Lawlor
                                            -------------------
                                            James E. Lawlor
                                            Senior Vice President and
                                            Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit                                                             Page
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 99.1         Financial Information